Exhibit 10.3

GUARANTY

Date:    May 16, 2005

For valuable consideration received, including, but without limitation, any and all sales of goods, extension of credit or other financial accommodation, whether heretofore or hereafter made from time to time by INGRAM MICRO INC., a Delaware corporation with an office at 1759 Wehrle Drive, Williamsville, New York 14221-7887, its subsidiaries, affiliates, divisions, successors and assigns (collectively, “Ingram”) to InfoTech USA, Inc., a New Jersey corporation with an office at 7 Kingsbridge Road, Fairfield, NY 07004, its subsidiaries, affiliates, divisions, successors and assigns (collectively, “Debtor”), or for any other good and valuable consideration, the undersigned, InfoTech USA, Inc., a Delaware corporation, and its successors and assigns (collectively, “Guarantor”) each hereby unconditionally and irrevocably guarantees the full and prompt payment to Ingram when due, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of Debtor.

“Indebtedness” shall mean any and all indebtedness and other liabilities of Debtor to Ingram of every kind and character and all extensions, renewals, and replacements thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable whether now existing or hereafter incurred, direct or indirect, secured or unsecured, absolute or contingent, primary or secondary, matured or unmatured; whether the indebtedness is from time to time reduced, increased, or extinguished and thereafter reincurred; and whether the indebtedness is contracted by Debtor alone or jointly and severally with others.

If any default (beyond applicable grace and cure periods) shall be made in the payment of the Indebtedness or any part thereof, Guarantor hereby agrees to pay the same in full without requiring Ingram to resort first to Debtor (this being a guaranty of payment and not of collection, and a primary obligation of Guarantor), or to any other guarantor, guaranty or collateral; without deduction by way of setoff, defense or counterclaim; without requiring protest, notice of protest, presentment or notice of non-payment or default to Guarantor; without demand or proof of demand; without requiring notice of acceptance hereof or assent hereto by Ingram; and without requiring notice that any Indebtedness has been incurred or renewed, or notice or proof of the reliance by Ingram upon this Guaranty; all of which Guarantor hereby waives.

Guarantor further waives the following and acknowledges that this Guaranty and Guarantor’s obligations hereunder shall not be affected by the following: (a) any delay in the exercise, failure to exercise, forbearance of, or waiver of rights or remedies of Ingram or any person against Debtor, Guarantor or any other person or entity in regard to the Indebtedness, or any part thereof or any collateral securing the Indebtedness or any part thereof; (b) any defense arising because of the delay, termination or withholding of any cause whatsoever of liability against Debtor, Guarantor, or any other person or entity, including without limitation, any delay, failure, forbearance or waiver by Ingram in enforcing its claims against Debtor or any collateral securing the Indebtedness; (c) any release, settlement, compromise, cancellation, discharge, replacement, substitution, transfer or other disposition of any obligation of the Debtor, or any other guarantor, person or entity, or of any collateral; (d) the invalidity or unenforceability of any of the Indebtedness or of any document evidencing, securing or relating to the Indebtedness; (e) the invalidity, unenforceability, priority or change in priority of any security interest in or other lien on any collateral securing payment of the Indebtedness; (f) any failure to perfect or continue the perfection of any such security interest or lien; (g) any receipt, retention, continuation, abandonment, or impairment of, or any failure to preserve any collateral; (h) any failure of Guarantor to receive notice of any intended sale or other disposition of any collateral; (i) the creation of any security interest or lien in favor of any person other than Ingram; (j) any suit, or taking action or making any demand against, and any other notice to Debtor, Guarantor, or any other guarantor or party; (k) any refusal or failure by Ingram or any other person or entity to extend credit or grant credit accommodation to Debtor; (l) any dissolution, merger, consolidation or change in the form of organization, name or ownership of, or insolvency, death or judicial declaration of incompetence of, Debtor, Guarantor, any other guarantor or other party; (m) the commencement of any case or proceeding by or against Debtor, Guarantor, any other guarantor or other party, under bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, including, without limitation, any stay against the enforcement of, and any extension of the time for payment of, any of the Indebtedness as a result of such case or proceeding; (n) any refusal or failure of Ingram or any other person to provide Guarantor with information regarding Debtor or any other person or entity; (o) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceedings against Debtor or any person or entity connected with the Indebtedness or the collateral securing payment of same; and (p) any other thing or circumstance which might otherwise constitute a defense to, or legal or equitable discharge of Guarantor’s obligations hereunder, it being agreed that the obligations of Guarantor hereunder shall not be discharged except by full payment and performance as herein provided.

Guarantor agrees not to assume, guarantee, endorse or otherwise become directly, indirectly or contingently liable in connection with any obligations of any other party, including but not limited to Applied Digital Solutions, except: (a) the endorsement of negotiable instruments by any Guarantor for deposit or collection or similar transactions in the ordinary course of business; (b) guaranties, endorsements and other direct, indirect or contingent liabilities in connection with the obligations of other parties, in existence on the date hereof and listed in Schedule A hereto; and (c) the guaranty by Guarantors of the Indebtedness. Further, Guarantor agrees not to transfer ay assets to or accept any transfer of assets from, merge or otherwise combine assets, liabilities or equity with, Debtor or Applied Digital Solutions, without the prior written consent of Ingram, which consent shall not be unreasonably withheld.

This Guaranty is absolute and unconditional and shall not be modified or affected by any representation, act, oral agreement or other matter whatsoever and no waiver of Ingram’s rights hereunder shall be effective, unless in writing and signed by an authorized officer of Ingram. This Guaranty is intended to be the final and complete statement of the agreement between Guarantor and Ingram. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade, or representation or warranty of Ingram, including, without limitation, representations and warranties as to the price of goods, the quality, quantity or frequency of sales or goods, the credit limits extended or otherwise. This Guaranty and the Guarantor’s obligations hereunder shall not be modified, terminated, impaired or affected by the execution, delivery or performance by Guarantor, Debtor or any other person of any other guaranty or agreement or the delivery of collateral therefor. Guarantor’s obligation hereunder to pay the Indebtedness, including all accrued interest (both before and after filing of a petition under applicable bankruptcy laws) in full, when due according to its terms shall not be affected by any extension of time for payment by Debtor, any bar to enforceability of the Indebtedness, or any other limitation on collection of attorneys’ fees. Nothing herein contained shall be deemed of construed to create any commitment or other obligation on the part of Ingram to make any sales or deliveries of goods to Debtor and all sales and deliveries to be made, if any, shall be made from time to time at the sole discretion of Ingram upon such terms and conditions as Ingram and Debtor shall determine agree upon.

This Guaranty is a continuing guaranty of payment of the Indebtedness, independent of any other guaranty or agreement pertaining to the Indebtedness or any other indebtedness of Debtor to Ingram whether or not such guaranty or agreement is given by Guarantor. Until the Indebtedness has been paid and satisfied in full, Guarantor waives any claim, remedy or other right which Guarantor may have or acquire against Debtor or any other person or entity that is or may be liable for the Indebtedness including, without limitation any rights of indemnification, reimbursement, subrogation, exoneration, contribution, or any right to participate in any claim or recovery of Ingram against Debtor which Ingram has or hereafter acquires. Guarantor further waives any right to participate in any claim to or recovery of any collateral securing the Indebtedness.

Guarantor authorizes Ingram, in its sole discretion, without notice and demand and without affecting this Guaranty or Guarantor’s obligations hereunder, from time to time (a) to modify, renew, substitute, extend, increase, decrease, refinance, subordinate, accelerate or otherwise change the time for payment of, or the terms of the Indebtedness or any part thereof; (b) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof; (c) to exchange, enforce, release or dispose of any and all such collateral in any manner as Ingram, may deem appropriate; (d) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof, and any negotiable instrument, security instrument or other writing with respect to the Indebtedness, and to release, terminate, substitute or modify any such obligations of any such indorser, guarantor or person or entity giving such instrument, agreement or writing; (e) to direct the order or manner of the enforcement of any and all indorsements, guaranties, instruments, agreements or other writings relating to the Indebtedness of any part thereof; and (f) to determine the manner, amount and time of application of payments and credits, if any, to be made on any part of the Indebtedness including principal, interest costs and expenses, or otherwise.

This Guaranty shall remain in full force and effect until five (5) days after Ingram shall have actually received from Guarantor written notice of its discontinuance; provided, however, that this Guaranty shall remain in full force and effect thereafter until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding) before the receipt of such notice by Ingram and the expiration of such five (5) day period, and any extensions, renewals or replacements thereof (whether made before or after receipt of such notice or before or after the expiration of such five (5) day period), together with interest accruing thereon, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other Guarantor hereunder or a discontinuance of any other guaranty which Ingram may at any time have or hold. Payment of all of the Indebtedness from time to time shall not operate as a discontinuance of this Guaranty, unless notice of discontinuance as above provided has theretofore actually been received by Ingram and the five (5) day period as above provided has theretofore expired. Ingram shall have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part, without releasing, impairing or affecting its right against the other of the undersigned. The failure of any other person to sign this Guaranty or provide information pursuant to this Guaranty shall not release or affect the obligations or liability of the undersigned.

Guarantor agrees that, to the extent that Debtor or any other party makes a payment or payments to Ingram on the Indebtedness, or Ingram receives any proceeds of collateral to be applied to the Indebtedness, which payment or payments, or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Debtor, its estate, trustee, receiver or other party (including, without limitation, pursuant to any bankruptcy law, state or federal law, common law or equitable cause), then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by Ingram in reliance upon such payment or payments and the statute of limitations shall with respect to any action or proceeding by Ingram against Guarantor under this Guaranty shall be tolled accordingly. Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against the Debtor relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action or other proceeding against the Guarantor in connection with this Guaranty whether or not Guarantor had notice of, or consented to, such payment or act.

Guarantor shall defend and indemnify Ingram of and from any claim or loss under this Guaranty including reasonable attorneys’ fees and expenses in the defense of any such action or suit. Guarantor agrees to pay on written demand all reasonable costs and expenses of every kind, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Ingram in enforcing this Guaranty; in collecting any Indebtedness from Debtor or Guarantor; in realizing upon or protecting any collateral for this Guaranty or for payment of any Indebtedness; and for any other purpose related to the Indebtedness or this Guaranty.

All rights and remedies of Ingram hereunder are cumulative. After Debtor’s failure to pay the Indebtedness, or any part thereof when due (beyond an applicable grace or cure period), Ingram may exercise against Guarantor each right and remedy of a creditor against a principal debtor. Ingram may remedy any default by Debtor without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. Ingram’s giving of notice or demand at any time shall not operate as a waiver in the future of Ingram’s right to exercise any right or remedy without notice or demand. No act, omission, delay or course of dealing shall operate as a waiver of any other right or remedy.

Ingram’s rights and remedies hereunder are assignable, in whole or in part, by Ingram without notice to Guarantor. The rights and benefits of Ingram hereunder shall, if Ingram so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of Ingram is deemed to be a power of attorney, the subsequent disability or incompetence of Debtor or Guarantor shall not affect such power of attorney.

If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective.

This Guaranty and all rights and remedies hereunder shall be construed under the laws of the State of New York without regard to principles of conflicts of law.

GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN THE SUPREME COURT OF NEW YORK IN THE COUNTY OF ERIE, OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NEW YORK AND GUARANTOR AGREES NOT TO DISTURB SUCH FORUM. GUARANTOR AGREES THAT ANY SUMMONS AND COMPLAINT OR OTHER PROCESS COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED AS PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES.

GUARANTOR AND INGRAM HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR OR INGRAM MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF INGRAM HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT INGRAM WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT INGRAM HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THIS JURY TRIAL WAIVER.

All notices, requests, demands, directions and other communications which may or are required to be given by either Ingram or Guarantor under this Guaranty shall be in writing and shall be deemed to have been properly given if delivered in person or if mailed by first class registered or certified mail with postage prepaid, addressed to the applicable party at the address specified above, or at such other address as shall be designated by such party in writing. All such notices, requests, demands, directions and other communications shall, when given in accordance with this paragraph, be deemed effective upon delivery, if delivered in person, or two days after deposited in U.S. mail depository if mailed.

The undersigned warrants that he or she is authorized and empowered in the name and on behalf of said corporation to execute this Guaranty.

InfoTech USA, Inc., a Delaware corporation

By:	/s/ J. Robert Patterson
Name: J. Robert Patterson Title: Treas/Sec'y

Schedule A

        Guaranties, endorsements and other direct, indirect or contingent liabilities in connection with the obligations of other parties in existence on the date on the date of this Agreement:

Wells Fargo Business Credit, Inc.
Tech Data Corporation
IBM Credit LLC

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